                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                           MAN SANG HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                             MAN SANG HOLDINGS, INC.
                               21/F RAILWAY PLAZA
                              39 CHATHAM ROAD SOUTH
                         TSIMSHATSUI, KOWLOON, HONG KONG

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 2, 2001

To the Shareholders of Man Sang Holdings, Inc. :

         An Annual Meeting of Shareholders of Man Sang Holdings, Inc. (the "Company") will be held at 21/F, Railway Plaza, 39 Chatham Road South, Tsimshatsui, Kowloon, Hong Kong, at 10:00 a.m., on Thursday, August 2, 2001 for the following purposes:

         1. To elect five Directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

         2. To ratify the appointment of Deloitte Touche Tohmatsu as the Company's independent accountants.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on July 3, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly.

         YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, DATE, SIGN, AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS VOTED.

                                             By Order of the Board of Directors



                                             /s/ Sophia Ho


                                             Sophia Ho
                                             Secretary
Hong Kong
July 3, 2001

                             MAN SANG HOLDINGS, INC.
                               21/F RAILWAY PLAZA
                              39 CHATHAM ROAD SOUTH
                         TSIMSHATSUI, KOWLOON, HONG KONG

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 2, 2001


PURPOSE

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Man Sang Holdings, Inc., a Nevada corporation (the "Company"), to be voted at the 2001 Annual Meeting of Shareholders of the Company and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting is scheduled to be held at 21/F, Railway Plaza, 39 Chatham Road South, Tsimshatsui, Kowloon, Hong Kong, on Thursday, August 2, 2001 at 10:00 a.m. local time. The accompanying enclosed notice of the Annual Meeting, this Proxy Statement and the enclosed proxy are being mailed to shareholders on or about July 9, 2001. All of the expenses in connection with soliciting proxies from shareholders, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and this Proxy Statement to the beneficial owners of the Company's common stock, will be borne by the Company.

PROXIES AND REVOCATION OF PROXIES

         The shares represented by any proxy in the enclosed form, if such proxy is properly executed and is received by the Company, and not properly revoked, prior to or at the Annual Meeting prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the shareholder will be voted FOR the election to the Board of Directors of the nominees of the Board of Directors named herein and FOR the ratification of the appointment of the designated independent accountants. Any proxy given pursuant to this solicitation may be revoked by the person giving it anytime before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of the proxy; or (ii) attending the Annual Meeting and voting in person.

VOTING SECURITIES

         The Board of Directors has fixed July 3, 2001 as the record date (the "Record Date") for the determination of holders of common stock, $.001 par value, of the Company (the "Common Stock") entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, there were outstanding and entitled to vote 4,405,960 shares of the Common Stock. The holders of the Common Stock will be entitled to one vote per share of the Common Stock registered in their names on the books of the Company at the close of business on the Record Date. In addition to the Common Stock, there were 100,000 shares of Series A Preferred Stock (the "Series A Preferred Stock") outstanding and entitled to vote as of the Record Date. The holders of Series A Preferred Stock, as a class, are entitled to one-third voting control, or an aggregate of 2,202,980 votes at the Annual Meeting, in all matters voted on by the shareholders of the Company.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON STOCK

         The information furnished in the following table indicates beneficial ownership of shares of the Company's Common Stock, as of July 3, 2001, by (i) each shareholder of the Company who is known by the Company to be beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, nominee for director and Named Officer (defined in "Information Regarding Executive Officers" in Proposal 1 below) of the Company, individually, and (iii) all officers and directors of the Company as a group.

NAME AND ADDRESS                                                   AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                                               BENEFICIAL OWNERSHIP (1)        PERCENT OF CLASS
-------------------                                               ------------------------        ----------------
Cafoong Limited (2) (4) ...................................              2,750,000                     57%
Cheng Chung Hing, Ricky (2) (3) (4) .......................              2,850,000                     59%
Cheng Tai Po (2) (3) (4) ..................................              2,850,000                     59%
Yan Sau Man, Amy (3) (4) ..................................                100,000                      2%
Lai Chau Ming, Matthew (4) ................................                  - 0 -                      *
Yuen Ka Lok, Ernest (4) ...................................                  - 0 -                      *
Ho Suk Han, Sophia (4) ....................................                  - 0 -                      *
All executive officers and directors as a group (6 persons)              3,050,000                     63%

-------------
 *       Less than 1%

(1) This disclosure is made pursuant to certain rules and regulations promulgated by the Securities and Exchange Commission and the number of shares shown as beneficially owned by any person may not be deemed to be beneficially owned for other purposes. Unless otherwise indicated in these footnotes, each named individual has sole voting and investment power with respect to such shares of Common Stock, subject to community property laws, where applicable.

(2) Cafoong Limited owns directly 1,357,875 shares of Common Stock of the Company. Cafoong Limited also owns indirectly 1,392,125 shares of Common Stock of the Company by virtue of holding all issued and outstanding shares of certain British Virgin Islands companies which own such shares of Common Stock of the Company. Because Cheng Chung Hing, Ricky and Cheng Tai Po own 60% and 40%, respectively, of all issued and outstanding stock, and are directors, of Cafoong Limited, they may be deemed to be the beneficial owners of the shares of Common Stock of the Company which are owned, directly or indirectly, by Cafoong Limited.

(3) Each of Cheng Chung Hing, Ricky, Cheng Tai Po and Yan Sau Man, Amy has the right, within 60 days, to exercise non-qualified options granted under the 1996 Stock Option Plan to purchase 100,000 shares of Common Stock of the Company.

(4) Address is 21st Floor, Railway Plaza, 39 Chatham Road South, Tsimshatsui, Kowloon, Hong Kong.

PREFERRED STOCK

         The following table is furnished as of July 3, 2001, to indicate beneficial ownership of the Company's Series A Preferred Shares by each shareholder of the Company who is known by the Company to be a beneficial owner of more than 5% of the Company's Series A Preferred Shares.

NAME AND ADDRESS                                                 AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                                              BENEFICIAL OWNERSHIP (1)           PERCENT OF CLASS
-------------------                                              ------------------------           ----------------
Cafoong Limited (1) (2) ...................................              100,000                           100%

-----------
(1) Cheng Chung Hing, Ricky and Cheng Tai Po own 60% and 40%, respectively, of all issued and outstanding stock, and are directors, of Cafoong Limited and, accordingly, are deemed to be the beneficial owners of the shares of Series A Preferred Stock of the Company owned by Cafoong Limited.

(2) Address is 21st Floor, Railway Plaza, 39 Chatham Road South, Tsimshatsui, Kowloon, Hong Kong.

CHANGES IN CONTROL

         To the knowledge of management, there are no present arrangements or pledges of securities of the Company which may result in a change in control of the Company.

QUORUM AND VOTING PROCEDURES

         The presence at the Annual Meeting, in person or by proxy, of the holders representing a majority of voting powers of the outstanding shares of the Common Stock and Series A Preferred Stock entitled to vote at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum. Shares of Common Stock and Series A Preferred Stock represented by a properly dated, signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

         The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the nominees to the Board of Directors named in this Proxy Statement and for the ratification of the appointment of Deloitte Touche Tohmatsu as the Company's independent accountants; and at the discretion of the persons named in the accompanying proxy on any other business that may properly come before the Annual Meeting.

         Under applicable law and the Company's Articles of Incorporation and Bylaws, if a quorum is present at the Annual Meeting, the five nominees for election to the Board of Directors who receive a plurality of votes cast for the election of directors present in person or represented by proxy shall be elected directors. The appointment of Deloitte Touche Tohmatsu as the Company's independent accountants will be ratified if a majority of votes cast in the Annual Meeting in person or by proxy are in favor of Proposal 2 hereof. Abstentions and broker non-votes will not affect the outcome of the voting because they will not represent votes cast.

         The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in accompanying proxy intend to vote such proxies in accordance with their best judgment.

         Under the laws of the State of Nevada, dissenters rights are not available to shareholders of the Company with respect to any matter scheduled to be brought before the Annual Meeting.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         Five directors are to be elected to serve until the next annual meeting of shareholders or until their successors are elected and shall have been qualified. The Board of Directors has nominated Cheng Chung Hing, Ricky; Cheng Tai Po; Yan Sau Man, Amy; Lai Chau Ming, Matthew and Yuen Ka Lok, Ernest to serve as directors (the "Nominees"). Directors shall be elected by shareholders holding a plurality of the votes represented by the shares of Common Stock and Series A Preferred Stock present at the Annual Meeting. In the event that any one of the Nominees is unable or declines to serve as a director, the Board of Directors intends to substitute another person of their choice as nominee, in his place and stead, or to present such lesser number of directors in accordance with the Company's Bylaws. The Board of Directors has no reason to believe that any Nominee will be unable to serve or decline to serve as a director. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors, may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

INFORMATION REGARDING NOMINEES

         The following table sets forth, as of July 3, 2001, the name and age, position held with the Company and term of office, of each director of the Company and the period or periods during which he or she has served in his or her respective position(s).

NAME                                AGE     POSITION(S) HELD                              TERM OF OFFICE
----                                ---     ----------------                              --------------
Cheng Chung Hing, Ricky             40      President and Chairman of the Board           1/96 - present
                                            Chief Executive Officer                       1/98 - present
                                            Chief Financial Officer                       2/99 - 8/99
                                                                                          and
                                                                                          8/00 - present
Cheng Tai Po                        49      Vice Chairman of the Board                    1/96 - present
Yan Sau Man, Amy                    38      Vice President and Director                   1/96 - present
Lai Chau Ming, Matthew              48      Director                                      11/96 - present
Yuen Ka Lok, Ernest                 38      Director                                      11/96 - present

TERM OF OFFICE

         Each of the directors of the Company serves until his or her successor is duly elected at the next annual meeting of shareholders or until his or her earlier resignation or removal.

INFORMATION REGARDING EXECUTIVE OFFICERS

         The following table sets forth the names, ages and offices of the present executive officers of the Company. The periods during which such persons have served in such capacities and information with respect to non-employee directors are indicated in the description of business experience of such persons below.

NAME                                                                          AGE           POSITION HELD
----                                                                          ---           -------------
Cheng Chung Hing, Ricky ................................................       40       President, Chairman, Chief
                                                                                          Executive Officer, Chief
                                                                                          Financial Officer
Cheng Tai Po ...........................................................       49       Vice Chairman
Yan Sau Man, Amy .......................................................       38       Vice President
Ho Suk Han, Sophia .....................................................       32       Secretary

BUSINESS EXPERIENCE OF DIRECTORS AND EXECUTIVE OFFICERS

         CHENG Chung Hing, Ricky, co-founder of the Company with its subsidiaries (the "Group"), has served as Chairman of the Board of Directors and President of the Company since January 8, 1996, and of Man Sang International (B.V.I.) Limited ("Man Sang BVI") since December 1995. He was appointed Chief Executive Officer of the Company on January 2, 1998. He was appointed a member of the Compensation Committee of the Board of Directors on September 8, 1997 and Chief Financial Officer on February 27, 1999 but resigned from the two offices on September 18, 1998 and August 2, 1999 respectively. He was again appointed Chief Financial Officer on August 2, 2000. Mr. Cheng was appointed Chairman and a Director of Man Sang International Limited ("MSIL"), an indirect subsidiary listed on The Stock Exchange of Hong Kong Limited, on August 8, 1997 and August 4, 1997, respectively. Prior to the reorganization of the Group in late 1995 which culminated in the Company's issuance of Common Stock and Series A Preferred Stock in exchange for all the outstanding securities of Man Sang BVI in January 1996 (the "Group Reorganization"), he had served as chairman and president of various companies within the Group. Mr. Cheng has nearly 20 years' experience in the pearl business and is responsible for overall planning, strategic formulation and business development of the Company.

         CHENG Tai Po, co-founder of the Group, has served as Vice Chairman of the Company since January 8, 1996 and of Man Sang BVI since December 1995. He was appointed Deputy Chairman and a Director of MSIL on August 8 and August 4, 1997, respectively. Prior to the Group Reorganization, he had served as vice-chairman of various companies within the Group. Mr. Cheng has nearly 20 years' experience in the pearl business and is responsible for purchasing and processing of pearls as well as overall planning, strategic formulation and business development of the Company.

         YAN Sau Man, Amy, has served as Vice President and a Director of the Company since January 8, 1996 and of Man Sang BVI since December 1995. She was appointed as a Director of MSIL on August 12, 1997. Ms. Yan joined the Group in 1984 and has been responsible for overall marketing and sales activities of the Company.

         LAI Chau Ming, Matthew, has served as a Director of the Company since November 1996. He was appointed a member of the Compensation Committee and a member of the Audit Committee of the Board of Directors on September 8, 1997 and September 18, 1998 respectively. Mr. Lai is currently employed as Senior Manager of Vickers Ballas Hong Kong Limited ("Vickers Ballas"). Prior to his joining Vickers Ballas in July 1996, Mr. Lai served from 1972 to 1996 as a Senior Manager of Sun Hung Kai Investment Company Limited, one of the biggest investment companies in Hong Kong. Mr. Lai has over 28 years' experience in investment. He is experienced in the areas of financial management and planning.

         YUEN Ka Lok, Ernest, has served as a Director of the Company since November 1996. He was appointed Chairman of the Compensation Committee and a member of the Audit Committee of the Board of Directors on September 8, 1997 and September 18, 1998 respectively. Mr. Yuen was also appointed a Director of MSIL on August 12, 1997. Mr. Yuen is a solicitor and is currently a Partner in the law firm of Messrs. Yuen & Partners. Mr. Yuen joined Messrs. Ivan Tang & Co. ("ITC") as a Consultant in August 1994 and became a Partner in January 1996. He retired from ITC as Partner and started his own practice in the name of Yuen & Partners in August, 1997. Prior to his joining ITC, from March 1992 to August 1994, Mr. Yuen was employed as Assistant Solicitor at Messrs. Van Langenbery & Lau ("VLL") and Messrs. AB Nasir, respectively. Prior to his joining VLL, Mr. Yuen was an Articled Clerk at Messrs. Robin Bridge & John Liu. From 1985 to 1987, Mr. Yuen was an audit trainee at Price Waterhouse (now known as PriceWaterhouseCoopers), an international accounting firm. Mr. Yuen is experienced in civil and criminal litigations as well as the general commercial practice.

         HO Suk Han, Sophia, has served as Secretary of the Company since January 1998. Miss Ho has over 10 years' experience in company secretarial work in an international accounting firm and several listed companies in Hong Kong. She is an associate of The Hong Kong Institute of Company Secretaries and The Institute of Chartered Secretaries and Administrators in Hong Kong Limited.

FAMILY RELATIONSHIPS

         Cheng Chung Hing, Ricky and Cheng Tai Po are brothers. Other than the foregoing, there are no family relationships among the above-named directors and executive officers of the Company.

COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

         Based solely on a review of copies of the forms provided to the Company, or written representations that no other filing of forms was required, the Company has found that: (i) Cafoong Limited became the beneficial owner of more than 10% of the Common Stock on January 8, 1996 and such company filed Form 3 in respect thereof in February 1997; (ii) Cheng Chung Hing, Ricky and Cheng Tai Po became the indirect beneficial owners of more than 10% of the Company's Common Stock on January 8, 1996 by virtue of their respective holding of 60% and 40% of all the issued and outstanding stock of Cafoong Limited and such individuals filed Forms 3 in respect thereof on February 20, 1997; (iii) Cheng Chung Hing, Ricky, Cheng Tai Po and Yan Sau Man, Amy were granted non-qualified stock options to purchase Common Stock on September 16, 1997 and such individuals filed Forms 4 in respect thereof on April 9, 1998; and (iv) Hung Kwok Wing, Sonny exercised all his stock options to purchase 100,000 shares of Common Stock on February 24, 2000 and filed Form 4 in respect thereof on March 6, 2000.

COMMITTEES AND ATTENDANCE OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE

         The Board of Directors established an Audit Committee on September 18, 1998 with Alexander Reid Hamilton as Chairman, and Yuen Ka Lok, Ernest and Lai Chau Ming, Matthew as Committee members. Mr. Hamilton is a Director and Chairman of the Audit Committee of MSIL. He was a partner in an international accounting firm for 16 years and has over 22 years of audit and accounting experience. Mr. Hamilton serves as audit committee member of several companies which are listed on The Stock Exchange of Hong Kong Limited. With his extensive experience, the Company invited him to act as Chairman of the Audit Committee. All the committee members are independent as defined in the applicable standards of the National Association of Securities Dealers.

         The Committee makes such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company. Besides the monitoring function, the Committee also makes recommendations on improvements and conducts any other duties as the Board of Directors may delegate. The Board of Directors has adopted a charter for the Committee to set forth its authority and responsibilities. A copy of this charter is attached to this proxy statement as Exhibit A.

         During the year ended March 31, 2001, the Committee held four meetings to review the financial results of the Company before presentation to the Board of Directors for approval and release.

REPORT OF THE AUDIT COMMITTEE

         In fiscal 2001, the Audit Committee has:

         - reviewed and discussed with the Company's independent accountants and with management the audited financial statements for the year ended March 31, 2001;

         - discussed with the independent accountants the matters outlined in the Statement on Auditing Standards No.61 (Communication with Audit Committees);

         - received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees);

         - discussed with the independent accountants the independent accountants' independence.

         Based on the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that audited financial statements for the year ended March 31, 2001 be included in the Company's annual report on Form 10-K.

         The Committee also reviewed the Company's unaudited financial statements and reports on Form 10-Q for the quarters ended June 30, September 30 and December 31, 2000 before presentation to the Board of Directors for approval and release.

Audit Committee
Alexander Reid Hamilton, Chairman
Yuen Ka Lok, Ernest
Lai Chau Ming, Matthew

COMPENSATION COMMITTEE

         The Board of Directors established a Compensation Committee on September 8, 1997 with Yuen Ka Lok, Ernest as Chairman, and Cheng Chung Hing, Ricky and Lai Chau Ming, Matthew as Committee members. To promote the Committee's independence, Cheng Chung Hing, Ricky resigned as Compensation Committee member on September 18, 1998.

         The Compensation Committee deliberates and stipulates the compensation policy for the Company and to administer the 1996 Stock Option Plan. During the year ended March 31, 2001, the Compensation Committee met five times to discuss and review the compensation policies of the Company.

         Besides the Audit and Compensation Committee, the Board of Directors presently maintains no other committees.

ATTENDANCE OF THE BOARD OF DIRECTORS

         During the year ended March 31, 2001, the Board of Directors held seven meetings and adopted one unanimous written consent of action. Each director (during the period in which each such director served) attended at least 75% of the meetings of the Board of Directors and the meetings of the committees of the Board of Directors on which such director served.

EXECUTIVE COMPENSATION

Overview and the Compensation Committee of the Board of Directors

         While for convenience of reference this Proxy Statement and the annual report on Form 10-K has used "the Company" when referring to the overall business of the Group, the Company itself actually has no employees. The employee directors of the Company have entered into Services Agreement with MSIL (see "Employment Agreements"). Other executive officers in the management team were employed by a subsidiary of MSIL.

         In the 2000 Annual General Meeting of MSIL held in August 2000, the shareholders of MSIL passed a resolution to authorize its Board of Directors to fix remuneration of all directors (which for MSIL would include all its executives) for the year. The MSIL Board determined that the compensation packages of its directors were generally competitive. Hence, the compensation packages remained unchanged for fiscal 2001, save for Yan Sau Man, Amy. As an acknowledgment to Yan Sau Man, Amy's dedication to the continuous improvement in net sales in the past years, the MSIL Board approved an increase in her annual basic salary with effect from September 1, 2000. See "Employment Agreements".

         As at July 3, 2001, the Company via its subsidiary, Man Sang BVI, holds 426,000,000 shares, or 67.42% of the issued capital, of MSIL. Since the overall compensation of the executive officers of the Company is determined by the Board of Directors of MSIL, the Company's Compensation Committee takes up a monitoring function. The Committee reviews the decisions of the MSIL Board in relation to this issue. Should the Committee disagree with the decisions of the MSIL Board, the Committee may advise the Company's Board of Directors to vote in any general meeting of MSIL against authorizing the MSIL Board to fix compensation for MSIL's directors and executives.

         For fiscal 2001, all executive officers received their salaries from MSIL and each of Cheng Chung Hing, Ricky and Cheng Tai Po received a bonus from the Company.

         With respect to the Chairman and the Vice Chairman, the Compensation Committee members acknowledged that they have brought to the Company not only their expertise and personal relationships in the pearl industry, but also their vision, foresight and efforts to steer the Company towards more diversified business. The Committee members also took into account the need to retain such highly qualified officers by providing competitive compensation packages, and granted a bonus to each of Cheng Chung Hing, Ricky, Chairman of the Board and Cheng Tai Po, Vice Chairman, on January 2, 2001.

EXECUTIVE COMPENSATION

         During fiscal 2001, other than its Chief Executive Officer, the Company only had three executive officers whose annual compensation exceeded $100,000. The following table sets forth information concerning cash and non-cash compensation paid to such persons during fiscal 2001.

                                                                                          LONG-TERM
                                            ANNUAL COMPENSATION                           COMPENSATION
                                            -------------------                           ------------
                                                                                          SECURITIES
                                                                      OTHER ANNUAL        UNDERLYING
NAME AND PRINCIPAL POSITION         YEAR     SALARY    BONUS          COMPENSATION(5)     OPTIONS GRANTED
---------------------------         ----     ------    -----          ---------------      ---------------
                                               ($)     ($)                  ($)               (#)
Cheng Chung Hing, Ricky             2001     387,097  129,032(1)         66,968(6)        12,000,000 (11)&(13)
Chairman of the Board,              2000     387,097  290,322(2)         76,469(6)        1,560,243(12)&(13)
President, CEO &CFO                 1999     387,097  290,322(3)         91,779(6)            --

Cheng Tai Po                        2001     387,097  129,032(1)        152,981(7)        12,000,000 (11)&(13)
Vice Chairman                       2000     387,097  290,322(2)        156,185(7)        1,560,243(12)&(13)
                                    1999     387,097  290,322(3)         93,347(7)            --

Yan Sau Man, Amy                    2001     144,086    --                 --             6,000,000 (11)&(13)
Vice President and Director         2000     129,032   25,806(4)           --             2,400,375(12)&(13)
                                    1999     129,032    --                 --                 --

Vichai Phaisalakani (8)             2001     89,032     --                 --                 --
CFO of MSIL
(resigned on May 23, 2001)

Wong Ka Ming (9)                    2001     116,351    --                 --             1,200,000 (11), (13) & (14)
Vice President and Director         2000      12,681    --                 --                 --
(resigned on February 21, 2001)

Sun Kam Fai, Zacky (10)             2001      43,588    --                 --                 --
CFO                                 2000     113,831    --                 --             650,000(12)&(15)
(resigned on August 2, 2000)        1999       4,354    --                 --                 --

(1) Each of Cheng Chung Hing, Ricky and Cheng Tai Po received a bonus of $129,032 from the Company for fiscal 2001. MSIL paid no bonus in fiscal 2001.

(2) Each of Cheng Chung Hing, Ricky and Cheng Tai Po received a bonus of $129,032 and $161,290 from each of the Company and MSIL respectively for fiscal 2000.

(3) Each of Cheng Chung Hing, Ricky and Cheng Tai Po received a bonus of $161,290 and $129,032 from each of the Company and MSIL respectively for fiscal 1999.

(4)      Yan Sau Man, Amy received a bonus of $25,806 from MSIL for fiscal 2000.

(5) Although the officers receive certain perquisites such as company provided life insurance, medical insurance and mandatory provident fund, the value of such perquisites did not exceed the lesser of $50,000 or 10% of the officer's salary and bonus.

(6) In addition to the amounts referred to in note (1) to (3) above, Cheng Chung Hing, Ricky is provided the right to use a leasehold property of the Company at no cost as his personal residence. The estimated fair rental value of such leasehold property was $66,968, $76,469 and $91,779 for fiscal 2001, 2000 and 1999. The estimated fair rental value is based on the "rateable value" assessed by the Rating and Valuation Department of The Government of Hong Kong Special Administrative Region. According to the Hong Kong Rating Ordinance (Cap. 116), rateable value is an estimate of the annual rental of the relevant premises at a designated valuation reference date. When assessing a rateable value, all factors which would affect rental value, such as age and size of the premises, quality of finishes, location, transport facilities, amenities and open market rents, are considered.

(7) In addition to the amounts referred to in note (1) to (3) above, Cheng Tai Po is provided the right to use a leasehold property of the Company at no cost as his personal residence. The estimated fair rental value of such leasehold property was $152,981, $156,185 and $93,347 for fiscal 2001, 2000 and 1999 respectively. The estimated fair rental value is based on the "rateable value" assessed by the Rating and Valuation Department of The Government of Hong Kong Special Administrative Region. According to the Hong Kong Rating Ordinance (Cap. 116), rateable value is an estimate of the annual rental of the relevant premises at a designated valuation reference date. When assessing a rateable value, all factors which would affect rental value, such as age and size of the premises, quality of finishes, location, transport facilities, amenities and open market rents, are considered.

(8) In fiscal 2001, Vichai Phaisalakani became, for the first time, a person whose compensation is to be reported in this table.

(9) In fiscal 2000, Wong Ka Ming became, for the first time, a person whose compensation is to be reported in this table.

(10) In fiscal 1999, Sun Kam Fai, Zacky became, for the first time, a person whose compensation is to be reported in this table.

(11) Cheng Chung Hing, Ricky, Cheng Tai Po, Yan Sau Man, Amy and Wong Ka Ming each received options from MSIL in fiscal 2001. See "Executive Compensation - Option Grants in Fiscal 2001".

(12) Cheng Chung Hing, Ricky, Cheng Tai Po, Yan Sau Man, Amy and Sun Kam Fai, Zacky each received options from MSIL in fiscal 2000.

(13) Pursuant to the bonus issue of shares in MSIL, the number of shares issuable on the exercise of the options was adjusted on August 3, 2000.

(14) Following the resignation of Wong Ka Ming as an executive director of MSIL, all options granted to him by MSIL expired on March 21, 2001.

(15) In June 2000, Sun Kam Fai, Zacky exercised all his options to purchase 650,000 shares of MSIL. See "Executive Compensation - Option Exercises in Fiscal 2001".

OPTION GRANTS IN FISCAL 2001

The Company

         In fiscal 2001, the Company did not grant any option to any of its directors or executive officers.

MSIL

         MSIL adopted a share option scheme (the "Share Option Scheme") on September 8, 1997. The Share Option Scheme is administered by the MSIL Board of Directors, whose decisions are final and binding on all parties. The Compensation Committee of the Company takes up a monitoring function.

         Options to subscribe for MSIL shares of nominal value of HK$0.10 were granted to the directors and certain senior employees of MSIL on April 28, 2000 at an initial subscription price of HK$0.297 per share. The subscription price represented 80% of the average closing prices of the shares on The Stock Exchange of Hong Kong Limited as stated in such exchange's daily quotation sheets for the five trading days immediately preceding the date on which the options were offered to the directors and employees. The options can be exercised in a period of two years commencing on the expiry of six months after the options are accepted in accordance with the Share Option Scheme, and expiring on the last day of such two-year period.

         On August 3, 2000, MSIL issued an additional 105,311,821 bonus shares to its shareholders, on the basis of one bonus share for every five shares of MSIL held. As a result, the number of shares issuable under each option granted by MSIL was adjusted upward, and the exercise price per share was adjusted downward, proportionately. The tables below set forth the option grant information immediately before and after the bonus issue of shares.

Before the bonus issue of shares on August 3, 2000

                                      INDIVIDUAL GRANTS
                                   ------------------------                              POTENTIAL REALIZABLE VALUE
                                                 PERCENT OF                               AT ASSUMED ANNUAL RATE
                                   NUMBER OF     TOTAL MSIL                                   OF STOCK PRICE
                                   SECURITIES     OPTIONS                                 APPRECIATION FOR OPTION
                                   UNDERLYING    GRANTED TO                                       TERM
                                    OPTIONS      EMPLOYEES    EXERCISE       EXPIRATION  ---------------------------
  NAME AND PRINCIPAL POSITION       GRANTED       IN 2001      PRICE)          DATE           5%         10%
-------------------------------    ----------    ----------   --------      ----------     ---------   ---------
                                      (#)           (%)      (HK$/SHARE)                     (HK$)       (HK$)
Cheng Chung Hing, Ricky            10,000,000      30.30        0.297       10/27/2002     1,211,231   1,730,850
Chairman of the Board

Cheng Tai Po                       10,000,000      30.30        0.297       10/27/2002     1,211,231   1,730,850
Vice Chairman

Yan Sau Man, Amy                   5,000,000       15.15        0.297       10/27/2002      605,616     865,425
Director

Wong Ka Ming (1)                   1,000,000        3.03        0.297       10/27/2002      121,123     173,085
Director

After the bonus issue of shares on August 3, 2000


                                      INDIVIDUAL GRANTS
                                   ------------------------                              POTENTIAL REALIZABLE VALUE
                                                 PERCENT OF                               AT ASSUMED ANNUAL RATE
                                   NUMBER OF     TOTAL MSIL                                   OF STOCK PRICE
                                   SECURITIES     OPTIONS                                 APPRECIATION FOR OPTION
                                   UNDERLYING    GRANTED TO                                       TERM(2)
                                    OPTIONS      EMPLOYEES    EXERCISE       EXPIRATION  ---------------------------
  NAME AND PRINCIPAL POSITION       GRANTED       IN 2001     PRICE (2)        DATE            5%         10%
-------------------------------    ----------    ----------   --------      ----------     ---------   ---------
                                      (#)           (%)      (HK$/SHARE)                     (HK$)       (HK$)
Cheng Chung Hing, Ricky            12,000,000      30.30       0.2475       10/27/2002     1,211,231   1,730,850
Chairman of the Board

Cheng Tai Po                       12,000,000      30.30       0.2475       10/27/2002     1,211,231   1,730,850
Vice Chairman

Yan Sau Man, Amy                   6,000,000       15.15       0.2475       10/27/2002      605,616     865,425
Director

Wong Ka Ming (1)                   1,200,000        3.03       0.2475       10/27/2002      121,123     173,085
Director

---------------
(1) Following the resignation of Wong Ka Ming as executive director of MSIL, all options granted to him expired on March 21, 2001.

(2) As there was a proportional upward and downward adjustment in the number of shares issuable on the exercise of the options and the exercise price respectively, the potential realizable value at assumed annual rate of stock price appreciation for option term remains unchanged.

AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2001 AND FISCAL YEAR-END OPTION/SAR VALUES

The Company

         No executive officer exercised his/her options to purchase Common Stock of the Company in fiscal 2001.

MSIL

Options granted on November 16, 1999

         Following the bonus issue of shares on August 3, 2000, the exercise price per share was adjusted downward from HK$0.256 to HK$0.2133.

                                                              NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED         IN-THE-MONEY
                                    SHARES                     OPTIONS/SARS ON MARCH     OPTIONS/SARS ON MARCH
                                   ACQUIRED                        31, 2001 (#)             31, 2001 (HK$)
                                      ON           VALUE           EXERCISABLE/              EXERCISABLE/
                                   EXERCISE      REALIZED          UNEXERCISABLE             UNEXERCISABLE
              NAME                    (#)          (HK$)                (1)                       (2)
--------------------------------- ------------  ------------  ------------------------  ------------------------
Cheng Chung Hing, Ricky                0             0              1,560,243/0                  N/A
Chairman of the Board,
President, CEO and CFO

Cheng Tai Po                           0             0              1,560,243/0                  N/A
Vice Chairman

Yan Sau Man, Amy                       0             0              2,400,375/0                  N/A
Vice President and Director


Sun Kam Fai, Zacky                  650,000       41,600                0/0                      0/0
(Group Financial Controller,
resigned on August 15,  2000)

Ho Suk Han, Sophia                     0             0               540,084/0                   N/A
Secretary


---------
(1) Following the bonus issue of shares on August 3, 2000, the number of shares underlying options was adjusted upward proportionately. See "Executive Compensation - Option Grants in Fiscal 2001".

(2) The market value as at fiscal year end date was lower than the subscription price.

Options granted on April 28, 2000

         No executive officer exercised his/her options to purchase shares of MSIL in fiscal 2001.

PERFORMANCE GRAPH

         The following graph summarizes cumulative total shareholder return (assuming reinvestment of dividends) on the Common Stock of the Company and IWI Holding Limited ("IWI"), a peer issuer selected by the Company. The Company's Common Stock was first registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, on June 17, 1996. As there was no trading of the Company's Common Stock on June 17 and June 18, 1996, the trading price of the Common Stock of the Company was not available. Therefore, the measurement period hereto commenced on June 19, 1996 and ended on March 31, 2001, the Company's 2001 fiscal year end date. The graph assumes that $100 was invested on June 19, 1996.

         The comparisons in this graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of future stock price performance or the financial performance of the Company. Shareholders are encouraged to review the Financial Statements of the Company contained in the accompanying annual report on Form 10-K for the fiscal year ended March 31, 2001.

                                  [LINE GRAPH]

                                    6/19/96  3/31/97  3/31/98  3/31/99   3/31/00  3/31/01
                                    -------- -------  -------  --------  -------  -------
The Company's Common Stock          $100     $15.57   $8.93    $12.50     $16.07   $6.47
IWI's Common Stock                  $100     $46.67   $8.32    $ 3.73     $21.33   $3.73

         As there is no broad equity market index for the OTC Bulletin Board where the Company's Common Stock is traded and there is no published industry or line-of-business index for the pearl or jewelry business in which the Company is engaged, the Company has selected IWI as a peer issuer for comparison. IWI is engaged primarily in the design, assembly, merchandising and wholesale distribution of jewelry and whose shares are traded on NASDAQ.

EMPLOYMENT AGREEMENTS

         The Company itself has no employment agreement with any of its officers or employees. However, MSIL entered into Service Agreements with each of Cheng Chung Hing, Ricky, Cheng Tai Po and Yan Sau Man, Amy on September 8, 1997 and September 1, 2000. The major terms of these agreements are as follows:-

- the service agreement of each of Cheng Chung Hing, Ricky, Cheng Tai Po and Yan Sau Man, Amy is for an initial term of 3 years commencing on September 1, 1997 and renewed for another term of 3 years commencing on September 1, 2000. Each service agreement may be terminated by either party by giving the other written notice of not less than 3 months;

- the annual basic salary payable to each of Cheng Chung Hing, Ricky, Cheng Tai Po and Yan Sau Man, Amy shall be HK$3 million, HK$3 million and HK$1.2 million respectively, subject to annual review by the Board of MSIL every year; and

- each of Cheng Chung Hing, Ricky, Cheng Tai Po and Yan Sau Man, Amy is also entitled to a discretionary bonus in respect of each financial year. The amount of such discretionary bonuses shall be determined by the MSIL Board each year, provided that the aggregate of all discretionary bonuses payable by MSIL to its executive directors in any financial year shall not exceed 10% of the net profits (after tax and after extraordinary items) of MSIL for such year as shown in its audited accounts.

COMPENSATION OF DIRECTORS

         No employee of the Company receives any compensation for his or her service as a Director. The non-employee directors of the Company were compensated for their services as directors in fiscal 2001 as follows:-

         Non-employee Directors                           Directors' Fee
         ----------------------                           --------------
                                                                 $
         Lai Chau Ming, Matthew .........................     12,903
         Yuen Ka Lok, Ernest ............................     25,806

         MSIL paid $25,806 to Alexander Reid Hamilton (who is not a director of the Company) for his services as a director of MSIL. No additional compensation of any nature was paid to any non-employee director of the Company for their services as directors.

         An amount of $500 is paid to each non-employee director and to Alexander Reid Hamilton for his participation in each Audit Committee meeting. In fiscal 2001, the Audit Committee members were compensated as follows:-

                                                          Amount Received
                                                     -----------------------
         Audit Committee Members                     The Company        MSIL
         -----------------------                     -----------        ----
                                                         ($)            ($)
         Lai Chau Ming, Matthew                         2,000           N/A
         Yuen Ka Lok, Ernest                            2,000           2,000
         Alexander Reid Hamilton                        2,000           2,000

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee are not executives of the Company or any of its subsidiaries, but Yuen Ka Lok, Ernest, is a partner of Messrs. Yuen & Partners, one of the legal advisors to the Company and its subsidiaries. Messrs. Yuen & Partners receives its standard professional fees in the provision of legal services to the Company and its subsidiaries.

         Except as described in this and the immediately preceding paragraph, no executive officer of the Company, (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity outside the Group, one of whose executive officers served on the Company's Compensation Committee, (ii) served as a director of another entity outside the Group, one of whose executive officers served on the Company's Compensation Committee, or
(iii) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity outside the Group, one of whose executive officers served as a director of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the past three years,

- the Company has loaned funds to Cheng Chung Hing, Ricky and Cheng Tai Po, the founders and principal shareholders of the Company. The maximum amount advanced to Cheng Chung Hing, Ricky and Cheng Tai Po during the past three years was $70,001 and $106,086 respectively. During fiscal 2001, the Company advanced $67,213 to Cheng Chung Hing, Ricky and $53,792 to Cheng Tai Po respectively. Both of them repaid the amount before March 31, 2001. All such advances were made on an interest free basis and without definitive repayment terms.

- the Company has not received advances from any director, executive officer or shareholder of the Company who is known by the Company to be beneficial owner of more than 5% of the Company's Common Stock.

- Cheng Chung Hing, Ricky has utilized a leasehold property of the Company as his personal residence at no cost to him. Since October 11, 1998, Cheng Tai Po has utilized a leasehold property of the Company as his personal residence at no cost to him. See "Executive Compensation".

         Yuen Ka Lok, Ernest, a director of both the Company and MSIL, the Chairman of the Compensation Committee and a member of the Audit Committee of the Board of Directors of the Company, is a partner of Messrs. Yuen & Partners, one of the legal advisors to the Company. Messrs. Yuen & Partners receives its standard professional fees in the provision of legal services to the Company.

         Alexander Reid Hamilton, Chairman of the Audit Committee of the Board of Directors of the Company, is a director of MSIL.

                                   PROPOSAL 2
                       RATIFICATION OF THE APPOINTMENT OF
               DELOITTE TOUCHE TOHMATSU AS INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed Deloitte Touche Tohmatsu as independent accountants for the fiscal year ended March 31, 2001 and has further directed that the selection of such independent accountants be submitted for ratification by the shareholders at the Annual Meeting. Deloitte Touche Tohmatsu has served as the Company's independent accountants since 1996, and will have one or more representatives at the Annual Meeting. Such representatives will have an opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions from shareholders.

AUDIT FEES

         Audit services of Deloitte Touche Tohmatsu during fiscal 2001 included the examination of the consolidated financial statements of the Company and services related to filings with the Securities and Exchange Commission and other regulatory bodies. The aggregate fees billed by Deloitte Touche Tohmatsu for professional services rendered for the audit of the Company's annual financial statements for fiscal 2001 and the reviews of the financial statements included in the Company's Form 10-Q for fiscal 2001 are $115,097.

FINANCIAL INFORMATION SERVICES DESIGN AND IMPLEMENTATION FEES

         During fiscal 2001, the company did not engage Deloitte Touche Tohmatsu for any of the following services: (a) operating or supervising the operation of the Group's information system; (b) managing the Group's local area network; or
(c) designing or implementing a hardware or software system that aggregates souce data underlying the financial statements or generates information that is significant to the Group's financial statements taken as a whole.

ALL OTHER FEES

         The Company and several of its indirect subsidiaries also engage Deloitte Touche Tohmatsu as their tax representative. The aggregate fees billed by Deloitte Touche Tohmatsu for such services rendered for fiscal 2001 are $33,290.

         MSIL engages the services of Secretaries Limited, an affiliate company of Deloitte Touche Tohmatsu, as the branch share and warrant registrar in Hong Kong. The aggregate fees billed by Secretaries Limited for services rendered for fiscal 2001 are $32,255.

         The Audit Committee of the Company considered the nature and extent of the foregoing services and fees to be compatible with maintaining Deloitte Touche Tohmatsu's independence.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE TOUCHE TOHMATSU AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

SHAREHOLDERS PROPOSALS FOR 2002 ANNUAL MEETING

         Any shareholder proposal intended for inclusion in proxy materials for the 2002 annual meeting of the shareholders must be received in proper form by the Company at its principal office no later than March 23, 2002.

OTHER MATTERS

         The Board of Directors is not aware of any business other than the aforementioned matters that will be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

ANNUAL REPORTS

         A copy of the Company's 2001 Annual Report to shareholders, which is the Company's annual report on Form 10-K for the fiscal year ended March 31, 2001 accompanies this Proxy Statement. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference therein.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                              By Order of the Board of Directors

                                              /S/ SOPHIA HO

                                              Sophia Ho
                                              Secretary

Hong Kong
July 3, 2001

                                    EXHIBIT A

                         CHARTER FOR THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                             MAN SANG HOLDINGS, INC.

1.       PURPOSE
         The Committee serves the following functions:-
         a.       improving the quality of financial reporting;
         b.       reviewing and approving material accounting policy changes;
         c.       monitoring the internal and external audits;
         d.       recommending engagement of independent auditors;
         e. providing a forum for resolving differences of judgment between management and the external auditors;
         f. strengthening the position of the internal audit function, by providing a greater degree of independence from management;
         g. providing such additional information and materials that requires attention of the Board of Directors;
         h. undertaking such other duties and responsibilities as the Board of Directors from time to time prescribe.

2.       MEMBERSHIP
         a. The Committee shall consist of not less than two (2) members, the majority of whom shall be independent directors, and the members shall be appointed by the Board of Directors;
         b.       Quorum shall be two (2) members;
         c. The Chairman of the Committee shall be appointed by the Board of Directors;
         d. The Secretary of the Company shall be the secretary of the Committee.

3.       AUTHORITY
         The Committee is authorized to investigate any activity within the scope of its charter and to seek any information it requires from any employee. All employees are directed to co-operate with any request made by the Committee.

4.       RESPONSIBILITIES
         The responsibilities of the Committee shall be:-
         a. Reviewing and approving any material accounting policy changes;
         b. Recommending appointment of the independent auditors and audit fee and discussing problems or questions of resignation or dismissal;
         c. Receiving periodic formal written reports from the independent auditors regarding the auditors' independence and delineating all relationship between the auditors and the Company, discussing such reports with the auditors and if so determined by the Committee, recommending the Board of Directors to take appropriate action to satisfy itself of the independence of the auditors;
         d. Reviewing the independent auditors' proposed audit scope and approach;
         e. Reviewing the financial results and Management's Discussion and Analysis before submission to the Board of Directors, focusing particularly on:-
                  i.       any changes in accounting policies and practices;
                  ii.      major judgmental areas;
                  iii.     inconsistencies within the financial statements;
                  iv.      disclosure of unusual items;
                  v.       significant adjustments resulting from the audit;
                  vi.      compliance with accounting standards;
                  vii.     compliance with statutory requirements;

         f. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;
         g. Considering any reports or communications (and management's responses thereto) submitted to the Committee by the independent auditors required by or referred to in SAS 61;
         h. Complying with SEC requirements for disclosure of auditor's services and audit committee members and activities;
         i. Reviewing management's monitoring of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;
         j. Reviewing the Company's internal control, accounting and financial reporting policies and ensuring that the internal audit function is adequately resourced;
         k. Reviewing and reassessing the adequacy of this Charter annually and recommending any proposed changes to the Board of Directors for approval;
         l. Considering the major findings of investigations and recommending for improvements to the Board of Directors;
         m. Undertaking such other duties as the Board of Directors may delegate.

5.       FREQUENCY OF MEETINGS
         a. The Committee shall meet quarterly, before the meeting of the Board of Directors approving the financial results, or more frequently if circumstances dictate;
         b. The Committee shall meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company;
         c. The Committee shall meet with the independent auditors of the Company, at such times as it deems appropriate.

6.       REPORTING PROCEDURES
         a. The Committee shall record its summaries of investigations and recommendations to the Board of Directors in written form which will be incorporated as a part of the minutes of the Board of Directors' meeting at which those recommendations are presented;
         b. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors;
         c. The secretary shall circulate the minutes of meetings of the Committee to all members of the Board of Directors.

                            MAN SANG HOLDINGS, INC.
                               21/F RAILWAY PLAZA
                             39 CHATHAM ROAD SOUTH
                        TSIMSHATSUI, KOWLOON, HONG KONG

     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 2, 2001

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Cheng Chung Hing, Ricky and Cheng Tai Po, and each of them, as Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at an Annual Meeting of Shareholders (the "Meeting") of Man Sang Holdings, Inc., a Nevada corporation (the "Company"), on August 2, 2001, at 10:00 a.m., or at any postponements or adjournments thereof, in the manner designated below, all of the shares of the Company's common stock that the undersigned would be entitled to vote as if personally present.

    1. GRANTING ____________ WITHHOLDING ____________ authority to vote for the election as directors of the Company the following nominees:
       (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

       Cheng Chung Hing, Ricky; Cheng Tai Po; Yan Sau Man, Amy; Lai Chau Ming, Matthew and Yuen Ka Lok, Ernest.

    2. Proposal to ratify the appointment of Deloitte Touche Tohmatsu as the Company's independent accountants.

                    [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

    3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.
                  (continued, and to be signed, on other side)

                          (continued from other side)

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS. IF ANY OTHER MATTER SHOULD COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF PROXIES.

    Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate the capacity in which signing.

                                        Dated:

                                        ----------------------------------, 2001


                                        ----------------------------------------
                                                        Signature

                                         ---------------------------------------
                                                Signature if held jointly

                                         PLEASE MARK, SIGN, DATE AND RETURN THIS
                                         PROXY PROMPTLY USING THE ENCLOSED
                                         ENVELOPE.